UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 4, 2017

(Date of earliest event reported)

LABORATORY CORPORATION OF

AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street, Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders

As described in Item 5.03 below, the contents of which are incorporated herein by reference, on January 4, 2017, the Board of Directors (the “Board”) of Laboratory Corporation of America Holdings (the “Corporation”) adopted amendments to the Corporation’s Amended and Restated By-Laws (the “By-Laws”).

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On January 4, 2017, the Board adopted amendments to the Corporation’s By-Laws. The By-Laws, as restated to reflect the amendments, are filed herewith as Exhibit 3.1 to this Form 8-K.

The amendments include provisions to implement proxy access to permit eligible stockholders to submit nominees to the Board to be included in the Corporation’s proxy statement for its annual meeting of stockholders, commencing with the Corporation’s 2018 annual meeting. New Section 13 of Article II of the By-Laws permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Corporation’s outstanding common stock continuously for at least three years to nominate and have included in the Corporation’s proxy materials persons for election to the Board constituting up to 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in Article II, Section 13.

The Board also adopted an amendment to the By-Laws providing an “advance notice” provision in Article I, Section 9 to establish timing, procedural and informational requirements for stockholders seeking to present proposals, other than nominations to the Board, for a stockholder vote at an annual meeting.

In addition, the Board adopted an amendment to the By-Laws to provide that in any case where stockholders act by written consent in lieu of a meeting as permitted by Article I, Section 6 of the By-Laws, the Board of Directors may set a record date for such action.

The Board also adopted amendments to, among other things, (a) harmonize the dates by which certain proposals or director nominations must be submitted, (b) make changes to update certain references to officers of the Corporation in the By-Laws, and (c) make conforming changes to permit the implementation of the aforesaid items.

The foregoing is a summary of the amendments to the By-Laws and is qualified in its entirety by the By-Laws, as amended and restated, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Amended and Restated By-Laws of Laboratory Corporation of America Holdings as of January 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS

Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

January 9, 2017